FIRST QUARTER 2018 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. PAGE 2

CORPORATE OVERVIEW $6.1 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory and estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Specialty Finance Community Bank Loans and Leases Loans and Leases $2.41 billion $2.43 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 73% 50% Personal Community Banking 27% Specialty Finance 50% PAGE 6

COMMUNITY BANKING ■ 79 Banking Centers ■ 100 Twenty-four hour ATMs ■ 10 1st Source Insurance offices ■ 8 Trust & Wealth Advisory locations with approximately $4.6 billion of assets under management In person Online Over the phone Mobile PAGE 7

COMMUNITY BANKING MARKET AREA 17 – County Market Market 797,863 Households Client Households 102,709 Penetration 12.9% Higher Education Steel Production Businesses (approx) 70,600 Business Clients 14,574 Penetration 20.6% As of December 31, 2017 Regional Medical Hub Medical Devices Agriculture Distribution Hub Recreational Vehicle Manufacturing PAGE 8

SPECIALTY FINANCE GROUP SERVICES Aircraft Division— $868MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division — $619MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division — $511MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans. Medium and Heavy Duty Truck Division — $280MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 9

EXPERIENCED AND PROVEN TEAM Executive Team ■ 5 executives with an average 36 years each of banking experience and 26 years with 1st Source Business Banking Officers ■ 37 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 34 years Specialty Finance Group Officers ■ 26 specialty finance officers with an average 29 years each of lending experience and with 1st Source from 1 to 30 years PAGE 10

PERFORMANCE – CLIENT ■ #1 deposit share in our 15 ■ #23 on Monitor Magazine’s 2017 Top 50 U.S. contiguous county market Bank Finance/Leasing Companies ■ #1 SBA Lender in our Indiana ■ Indiana SBA Community Lender Award – footprint 2013 - 2017 ■ #2 SBA Lender in State of ■ Michiana’s Best Bank for Business – Indiana Northwest Indiana Business Quarterly, 2017 ■ Michiana’s Best Company to Work For – Northwest Indiana Business Quarterly, 2017 ■ Michiana’s Best Bank for Customer Service – Northwest Indiana Business Quarterly, 2017 PAGEPAGE ELEVEN 11

FINANCIAL REVIEW PAGE 12

GROWING LOAN PORTFOLIO Total Average Loans & Leases ($MM) Loans & Leases Yield on Loans & Leases - FTE (%)* 5500 10.00% 5000 9.00% 4589 4500 4333 4114 8.00% 4000 3837 3640 7.00% 3500 6.00% 3000 4.75% 4.42% 4.39% 4.28% 4.50% 5.00% 2500 4.00% 2000 1500 3.00% 1000 2.00% 500 1.00% 2014 2015 2016 2017 2018 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 13

DIVERSIFIED LOAN PORTFOLIO 2018 Average Loans by Type Commercial Commercial and Real Estate Agricultural 16% 22% Residential Real Estate 11% Consumer 3% Aircraft 18% Medium and Heavy Duty Truck 6% Construction Auto and Light Truck Equipment 11% 13% PAGE 14

STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs / (Recoveries) Stable Reserves Low Nonperforming Assets Limited Losses 2.31% 2.21% 2.11% 2.10% 2.10% 1.13% 0.74% 0.70% 0.67% 0.50% 0.13% 0.06% 0.06% 0.08% (0.02%) 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 YTD YTD YTD PAGE 15

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) Non-core Deposits Core Deposits Effective Rate on Deposits (%) 1.00% 5500 4708 4493 0.80% 4303 4400 444 613 3778 3961 431 329 4049 4096 270 3872 0.60% 3300 3508 3632 0.57% 0.40% 2200 0.43% 0.35% 0.30% 0.29% 1100 0.20% 0 0.00% 2014 2015 2016 2017 2018 YTD * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. PAGE 16

ATTRACTIVE CORE DEPOSIT FRANCHISE 2018 Average Deposits By Type Noninterest Savings and Interest Bearing Demand Bearing Demand 21% 50% CD and IRA 29% PAGE 17

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) 2017 $5,000,000 1st Source 13.63% Chase 9.95% Lake City Bank 8.66% $4,000,000 Wells Fargo 7.51% Fifth Third 5.09% Horizon Bank 4.75% $3,000,000 Data as of June 2017 – FDIC (via SNL Financial) $2,000,000 $1,000,000 $0 June 11 June 12 June 13 June 14 June 15 June 16 June 17 *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. PAGE 18

NET INCOME & EARNINGS PER SHARE ($MM) $80 $4.00 $70 68.1 $3.50 $60 58.1 57.5 57.8 $3.00 $50 $2.50 2.60 $40 $2.00 2.17 2.17 2.22 $30 $1.50 19.1 $20 16.2 $1.00 $10 $0.50 0.62 0.73 $0 $0.00 2014 2015 2016 2017 2017 2018 YTD YTD Net Income EPCS (Diluted) PAGE 19

NET INTEREST MARGIN (FTE)* ($MM) $220 5.00% 187.4 171.5 4.50% $176 162.2 168.2 4.00% $132 3.71% 3.50% 3.59% 3.60% 3.57% 3.53% $88 3.43% 3.00% 50.7 44.2 $44 2.50% $0 2.00% 2014 2015 2016 2017 2017 2018 YTD YTD Net Interest Income ($MM) Net Interest Margin (%) * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 20

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2018 YTD = $17.4MM* Equipment Rental Mortgage 8% Banking 5% Trust and Wealth Advisory 30% Insurance Commissions Fair Value of 11% Assets Under Management of $4.6B Service Charges on Deposit Accounts 13% Other 15% Debit Card 18% 26% of Total Revenue* * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . PAGE 21

OPERATING EXPENSES ($MM) $180.0 70.0% 148.8 142.0 $150.0 136.1 140.8 65.0% $120.0 60.0% 60.6% 60.9% $90.0 60.2% 57.7% 57.8% 57.5% 55.0% $60.0 35.4 39.1 $30.0 50.0% $0.0 45.0% 2014 2015 2016 2017 2017 2018 YTD YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 22

STRONG CAPITAL POSITION Tier 1 Leverage Ratio Tier 1 Risk Based Ratio 14.57% 13.65% 13.80% 13.44% 13.29% 12.16% 12.21% 12.11% 12.17% 12.13% 8% Well Capitalized 5% Well Capitalized 2014 2015 2016 2017 2018 YTD 2014 2015 2016 2017 2018 YTD Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 15.89% 14.97% 15.12% 14.70% 14.54% 11.15% 10.96% 10.89% 10.94% 10.75% 10% Well Capitalized 2014 2015 2016 2017 2018 YTD 2014 2015 2016 2017 2018 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 23

TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth $30.00 $26.00 $24.47 $24.72 $22.75 $22.00 $21.49 $20.16 $18.65 $18.00 $17.67 $16.38 $14.00 $10.00 2011 2012 2013 2014 2015 2016 2017 2018 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 24

COMMON DIVIDENDS PER SHARE 30 YEARS OF CONSECUTIVE DIVIDEND GROWTH $1.000 $0.900 $0.800 0.760 0.720 0.671 $0.700 0.645 0.618 0.582 0.600 $0.600 0.555 0.527 0.536 $0.500 0.460 $0.400 $0.300 $0.200 $0.100 $0.000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD PAGE 25

DELIVERING RETURNS TO SHAREHOLDERS PAGE 26

DELIVERING RETURNS TO SHAREHOLDERS PAGE 27

PERFORMANCE – FINANCIAL ■ #38 of 117 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – Bauer Financial ■ 30 years of consecutive dividend growth PAGE 28

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 30 consecutive years of dividend growth PAGE 29

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 30

APPENDIX PAGE 31

Aircraft Portfolio – Industries by NAICS Construction Retail Trade 10% 14% Manufacturing 8% Ag, Forestry, Fishing & Hunting 6% Services 15% Wholesale Trade 5% Other* 6% Finance & Insurance and Real Estate Transportation & 15% Warehousing 21% *Other includes: Mining & Utilities, Information, & Public Administration PAGE 32

Ownership Summary Shareholder Type Shares % of Total 1st Source ESOP Retail/Other 4.3% Institutional 11,511,073 44.3% 16.0% Institutional Insiders 9,190,479 35.4% 44.3% Retail/Other 4,145,462 16.0% 1st Source ESOP 1,108,157 4.3% Total Shares Outstanding(1) 25,955,171 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 2,177,897 8.4% 2 BlackRock Inc. 1,123,347 4.3% 3 Wellington Management Group LLP 1,026,023 4.0% 4 Vanguard Group Inc. 704,577 2.7% 5 Manulife Asset Management 563,362 2.2% 6 Janus Henderson Group Plc 495,123 1.9% 7 AllianceBernstein LP 464,263 1.8% Insiders 35.4% 8 State Street Global Advisors, Inc. 343,333 1.3% 9 Norges Bank Investment Management 332,391 1.3% 10 Boston Trust & Investment Management Co. 260,612 1.0% Top 10 Institutions(2) 7,490,928 28.9% (1) As of March 31, 2018 Other 4,020,145 15.4% (2) As of December 31, 2017 or most recently reported Total Institutional Ownership(2) 11,511,073 44.3% data Source: SNL Financial and Company filings PAGE 33

Reconciliation of Non-GAAP Financial Measures

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2014	2015	2016	2017	2018 YTD
(A) Loans and leases interest income (GAAP)	$ 160,753	$ 168,327	$ 175,532	$ 194,297	$ 53,611
(B) Plus: loans and leases fully tax-equivalent adjustments	274	284	584	621	88
(C) Loans and leases interest income - FTE (A+B)	161,027	168,611	176,116	194,918	53,699
(D) Average loans and leases	$ 3,639,985	$ 3,837,149	$ 4,113,508	$ 4,333,375	$ 4,588,782
(E) Annualization factor	1.00	1.00	1.00	1.00	4.06
Yield on loans and leases (GAAP) (A*E)/D	4.42%	4.39%	4.27%	4.48%	4.74%
Yield on loans and leases - FTE (C*E)/D	4.42%	4.39%	4.28%	4.50%	4.75%

Calculation of Net Interest Margin

(Dollars in thousands)	2014	2015	2016	2017	2017 YTD	2018 YTD
(A) Interest income (GAAP)	$ 178,554	$ 184,684	$ 191,760	$ 212,385	$ 49,372	$ 59,238
(B) Plus: fully tax-equivalent adjustments	1,839	1,698	1,825	1,795	461	212
(C) Interest income - FTE (A+B)	180,393	186,382	193,585	214,180	49,833	59,450
(D) Interest expense (GAAP)	18,225	18,163	22,101	26,754	5,645	8,706
(E) Net interest income (GAAP) (A-D)	160,329	166,521	169,659	185,631	43,727	50,532
(F) Net interest income - FTE (C-D)	162,168	168,219	171,484	187,426	44,188	50,744
(G) Average earning assets	$ 4,513,631	$ 4,668,811	$ 5,003,922	$ 5,251,094	$ 5,075,410	$ 5,552,779
(H) Annualization factor	1.00	1.00	1.00	1.00	4.06	4.06
Net interest margin (GAAP) (E*H)/G	3.55%	3.57%	3.39%	3.54%	3.49%	3.69%
Net interest margin - FTE (F*H)/G	3.59%	3.60%	3.43%	3.57%	3.53%	3.71%

Noninterest Income

(Dollars in thousands)	2018 YTD
(A) Noninterest income (GAAP)	$ 23,807
(B) Less: depreciation - leased equipment	(6,428)
Noninterest income - adjusted (A-B)	$ 17,379

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Reconciliation of Non-GAAP Financial Measures

Noninterest Expense

(Dollars in thousands)	2014	2015	2016	2017	2017 YTD	2018 YTD
(A) Noninterest expense (GAAP)	$ 150,040	$ 159,114	$ 163,645	$ 173,997	$ 41,119	$ 45,557
(B) Less: depreciation - leased equipment	(13,893)	(18,280)	(21,678)	(25,215)	(5,680)	(6,428)
Noninterest expense - adjusted (A-B)	$ 136,147	$ 140,834	$ 141,967	$ 148,782	$ 35,439	$ 39,129

Calculation of Efficiency Ratio

(Dollars in thousands)	2014	2015	2016	2017	2017 YTD	2018 YTD
(A) Net interest income (GAAP)	$ 160,329	$ 166,521	$ 169,659	$ 185,631	$ 43,727	$ 50,532
(B) Net interest income - FTE	162,168	168,219	171,484	187,426	44,188	50,744
(C) Plus: noninterest income (GAAP)	77,887	83,316	88,945	98,706	23,307	23,807
(D) Less: gains/losses on investment securities and partnership investments	(3,151)	(2,130)	(3,873)	(4,569)	(1,314)	(32)
(E) Less: depreciation - leased equipment	(13,893)	(18,280)	(21,678)	(25,215)	(5,680)	(6,428)
(F) Total net revenue (GAAP) (A+C)	238,216	249,837	258,604	284,337	67,034	74,339
(G) Total net revenue - adjusted (B+C-D-E)	223,011	231,125	234,878	256,348	60,501	68,091
(H) Noninterest expense (GAAP)	150,040	159,114	163,645	173,997	41,119	45,557
(E) Less: depreciation - leased equipment	(13,893)	(18,280)	(21,678)	(25,215)	(5,680)	(6,428)
(I) Less: contribution expense limited to gains on investment securities in (D)	(963)	-	(484)	(959)	(462)	-
(J) Noninterest expense - adjusted (H-E-I)	$ 135,184	$ 140,834	$ 141,483	$ 147,823	$ 34,977	$ 39,129
Efficiency ratio (GAAP-derived) (H/F)	63.0%	63.7%	63.3%	61.2%	61.3%	61.3%
Efficiency ratio - adjusted (J/G)	60.6%	60.9%	60.2%	57.7%	57.8%	57.5%

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Reconciliation of Non-GAAP Financial Measures

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)	2014	2015	2016	2017	2018 YTD
(A) Total common shareholders' equity (GAAP)	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 725,609
(B) Less: goodwill and intangible assets	(85,371)	(84,676)	(84,102)	(83,742)	(84,124)
(C) Total tangible common shareholders' equity (A-B)	529,102	559,377	588,548	634,795	641,485
(D) Total assets (GAAP)	4,829,958	5,187,916	5,486,268	5,887,284	6,051,463
(B) Less: goodwill and intangible assets	(85,371)	(84,676)	(84,102)	(83,742)	(84,124)
(E) Total tangible assets (D-B)	$ 4,744,587	$ 5,103,240	$ 5,402,166	$ 5,803,542	$ 5,967,339
Common equity-to-assets ratio (GAAP-derived) (A/D)	12.72%	12.41%	12.26%	12.20%	11.99%
Tangible common equity-to-tangible assets ratio (C/E)	11.15%	10.96%	10.89%	10.94%	10.75%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)	2011	2012	2013	2014	2015	2016	2017	2018 YTD
(A) Total common shareholders' equity (GAAP)	$ 523,918	$ 558,655	$ 585,378	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 725,609
(B) Less: goodwill and intangible assets	(87,502)	(87,502)	(86,343)	(85,371)	(84,676)	(84,102)	(83,742)	(84,124)
(C) Total tangible common shareholders' equity (A-B)	$ 436,243	$ 471,153	$ 499,035	$ 529,102	$ 559,377	$ 588,548	$ 634,795	$ 641,485
(D) Actual common shares outstanding	26,635,424	26,666,889	26,754,761	26,248,690	26,027,584	25,875,765	25,936,764	25,955,171
Book value per common share (GAAP-derived) (A/D)*1000	$ 19.67	$ 20.95	$ 21.88	$ 23.41	$ 24.75	$ 26.00	$ 27.70	$ 27.96
Tangible common book value per share (C/D)*1000	$ 16.38	$ 17.67	$ 18.65	$ 20.16	$ 21.49	$ 22.75	$ 24.47	$ 24.72

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